Exhibit 10.22.8

THIS INSTRUMENT WAS PREPARED BY AND,

WHEN RECORDED, SHOULD BE RETURNED TO:

Morris, Manning and Martin, LLP

1600 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, Georgia 30326-1044

Attn:  Frederick C. C. Boyd, III, Esq.

Obligor No.: 5470431436

Obligor Name: LF3 Prattville, LLC

Home2 Suites by Hilton

2505 Legends Drive, Prattville, AL 36066

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”), executed on July 11, 2019 but to be effective as of July 11, 2019, by LF3 Prattville TRS, LLC, a Delaware limited liability company (“Lessee”), for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and assigns, “Lender”).

WHEREAS, Lessee has heretofore entered into a Lease (“Lease”) dated July 11, 2019, a memorandum of which was recorded in Book                  , Page               of the real estate records of Elmore County, Alabama, by and between itself and LF3 Prattville, LLC, a Delaware limited liability company (“Lessor”) relating to certain real property (“Property”), located at Prattville, Elmore County, Alabama, which is more fully described on Exhibit A attached hereto, and by this reference incorporated herein as though fully set forth,

WHEREAS, concurrently herewith, the Lender is making a loan (the “Loan”) to the Lessor or its successor in interest which is to be evidenced by a promissory note payable to the order of the Lender in the approximate original principal amount of NINE MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($9,620,000.00) and which is secured by, among other things, a Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing (the “Security Instrument”), made by Lessor or his successor in interest in favor of Lender, covering Lessor’s interest in the Property as well as the other property described therein,

WHEREAS, as a condition to making the Loan, Lender has required that in accordance with its demands, Lessee shall subordinate Lessee’s interest in the Property under the Lease to the lien of the Security Instrument and for the Lessee to agree to attorn to the purchaser in any foreclosure sale of the Property held under the Security Instrument, and

WHEREAS, in order to induce Lender to make the Loan, and in consideration for the Lessee’s agreement to subordinate Lessee’s interest in the Property under the Lease to the lien of the Security Instrument and to attorn to any purchaser of a foreclosure sale of the Property held under the Security Instrument, the Lender agrees on behalf of itself and any successors or purchasers of the Property at such foreclosure sale to recognize Lessee’s interest and its Lease, and not to disturb Lessee’s possession of the Property under the Lease upon such foreclosure so long as Lessee is not in default under the Lease at this time.

NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee hereby covenants and agrees as follows:

1.                                      The Lease and all of Lessee’s rights, title and interest in and to the Property thereunder shall be, and the same are hereby expressly made subject, subordinate and inferior to the Security Instrument, and the lien thereof, on the hereinafter related terms and conditions.

2.                                      Lessee shall attorn to the purchaser or grantee upon any such foreclosure and sale or deed in lieu of foreclosure and shall recognize such a purchaser or grantee as the Lessor under said Lease.

3.                                      In the event of (i) a foreclosure and sale or other suit, sale or proceeding under the Security Instrument, judicial or non-judicial, or (ii) a deed in lieu of foreclosure is given, Lender hereby covenants that so long as Lessee is not in default under said Lease, that Lessee’s possession of the Property and its rights under said Lease shall not be interfered with by Lender or any successor or assign, and any such purchaser or grantee shall recognize the Lessee and the Lessee’s interest thereunder and observed and agrees to be bound by the Lease terms and conditions.

4.                                      The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Property is located, excluding such State’s principles of conflict of laws.

5.                                      This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

6.                                      Lessee represents to Lender that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Lender represents to Lessee that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

7.                                      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Lessee and Lender have caused this Agreement to be executed as of the date first above written.

LESSEE:

LF3 PRATTVILLE TRS, LLC, a Delaware limited liability company
By: Lodging Fund REIT III TRS, Inc., a Delaware corporation, its Sole Member

By:	/s/ Katie Cox
Name:	Katie Cox
Title:	Chief Financial Officer

STATE OF NORTH DAKOTA	§
§
COUNTY OF CASS	§

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Katie Cox, whose name as Chief Financial Officer and Secretary of Lodging Fund REIT III TRS, Inc., Sole Member of LF3 PRATTVILLE TRS, LLC, a Delaware limited liability company, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said company.

Given under my hand on July 10, 2019.

[S E A L]

/s/Jennifer Moum

Notary Public, State of North Dakota
My Commission Expires:
Jennifer Moum
April 25, 2022	Printed Name of Notary Public

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Maureen S. Malphus
Name:	Maureen Malphus
Title:	Vice President

CALIFORNIA NOTARY BLOCK, PURSUANT TO CIVIL CODE 1189, EFFECTIVE JANUARY 1, 2015

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	§
§
COUNTY OF SAN DIEGO	§

On July 9, 2019, before me, Majde Ribhi Abdelmuti, Notary Public, personally appeared Maureen S. Malphus who proved to me on the basis of satisfactory evidence to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Majde Ribhi Abdelmuti
Notary Public

(SEAL)

LESSORS’S CONSENT

Lessor consents and agrees to the foregoing Agreement, which was entered into at Lessor’s request.  The foregoing Agreement shall not alter, waive or diminish any of Lessor’s obligations under the Security Instrument or the Lease.  Lessor is not a party to the above Agreement.

Dated: July 10, 2019
LESSOR:

LF3 PRATTVILLE, LLC, a Delaware limited liability company

By: Lodging Fund REIT III OP, LP, a Delaware limited partnership, its Sole Member

By: Lodging Fund REIT III, Inc., a Delaware corporation, its General Partner

	By:	/s/ Katie Cox
		Name:	Katie Cox
		Title:	Chief Financial Officer

STATE OF NORTH DAKOTA	§
§
COUNTY OF CASS	§

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Katie Cox, whose name as Chief Financial Officer of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Member of LF3 PRATTVILLE, LLC, a Delaware limited liability company, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said company.

Given under my hand on July 10, 2019.

[S E A L]

/s/ Jennifer Moum

Notary Public, State of North Dakota
My Commission Expires:
Jennifer Moum
April 25, 2022	Printed Name of Notary Public

Home2 Suites by Hilton 2505 Legends Drive Prattville, AL 36066 Elmore County

EXHIBIT A

LEGAL DESCRIPTION

Home2 Suites — 2505 Legends Drive, Prattville, AL 36066

The Land referred to herein below is situated in the County of Elmore, State of Alabama, and is described as follows:

LOT 1C, OF THE RECORDED MAP OF THE LEGENDS PARK AT HOMEPLACE, PLAT 3, BEING A REPLAT OF A PORTION OF LOT 1, LEGENDS PARK AT HOMEPLACE PLAT 1, AS RECORDED IN MAP BOOK 16, PAGE 61, IN THE PROBATE OFFICE OF ELMORE COUNTY, ALABAMA.

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